UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_________________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 6, 2007

BMC SOFTWARE, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	001-16393	74-2126120
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification Number)

2101 CITYWEST BLVD.
HOUSTON, TEXAS	77042-2827
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 918-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 204.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in this Current Report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

ITEM 2.02.  Results of Operations and Financial Condition

On November 6, 2007, BMC Software, Inc. (the “Company”) issued a press release announcing financial results for its fiscal second quarter ended September 30, 2007.  A copy of the press release, dated as of November 6, 2007, is furnished as Exhibit 99 to this Current Report.

ITEM 9.01.  Financial Statements and Exhibits

(c)  The following exhibit is being furnished herewith:

99           News Release, dated November 6, 2007, of BMC Software, Inc.

SIGNATURE

Pursuant to the requirements of  the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2007

BMC SOFTWARE, INC.

	By:	/s/ CHRISTOPHER C. CHAFFIN
Christopher C. Chaffin
Vice President, Deputy General Counsel & Assistant Secretary

EXHIBIT INDEX

Exhibit No.
99         News Release, dated November 6, 2007, of BMC Software, Inc.

4